UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2010 (August 27, 2010)

HEALTHSPRING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32739	20-1821898
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9009 Carothers Parkway Suite 501 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 291-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 27, 2010, HealthSpring, Inc., a Delaware corporation (“HealthSpring”), issued a press release announcing its entry into a definitive agreement to acquire all of the outstanding capital stock of Bravo Health, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 2.02 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release issued by HealthSpring, Inc. dated August 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.

By: /s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President

Date: August 27, 2010

EXHIBIT INDEX

No.	Exhibit

Exhibit 99.1	Press Release issued by HealthSpring, Inc. dated August 27, 2010